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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 2001


                                POWERBRIEF, INC.
               (Exact name of Registrant as specified in charter)



         TEXAS                           1-10677                 76-0203483
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)




      5858 WESTHEIMER, SUITE 500                                77057
            HOUSTON, TEXAS                                    (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 586-4600


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ITEM 5.  OTHER EVENTS.

         On June 4, 2001, PowerBrief, Inc. ("PowerBrief"), announced management changes. The changes include the appointment of Scott J. Hancock as the Chairman of the Board of Directors of PowerBrief, James C. Green assuming the role of President and John Varkey assuming the role of Chief Technology Officer. Robb Ohnesorge has resigned as President and General Counsel of PowerBrief and will be a consultant on strategic alliances. In addition, Mark Foster has resigned as Chief Technology Officer.

         The press release announcing the management changes is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

         99.1 Text of press release dated June 4, 2001 announcing management changes.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            POWERBRIEF, INC.
                                            (Registrant)


Date:  July 11, 2001                         By: /s/ Laurie Hill Gutierrez
                                                -------------------------------
                                                Laurie Hill Gutierrez
                                                Interim Chief Financial Officer


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                                 EXHIBIT INDEX


         Exhibit          Description
         -------          -----------

           99.1           Press Release dated June 4, 2001